Exhibit 99.1

Fifth Updated DIP Budget

(US $MMs)

	A / F	F	F	F	F	F		F		F		F	F	F	F	F	F	4	5	4	13-Weeks
	Fiscal Month	Oct	Oct	Oct	Oct	Nov		Nov		Nov		Nov	Nov	Dec	Dec	Dec	Dec	Oct	Nov	Dec
	Fiscal Week	36	37	38	39	40		41		42		43	44	45	46	47	48	39	44	48	4-Oct
	Year	FY20	FY20	FY20	FY20	FY20		FY20		FY20		FY20	FY20	FY20	FY20	FY20	FY20	FY20	FY20	FY20	thru
	Week Ending	10-Oct	17-Oct	24-Oct	31-Oct	7-Nov		14-Nov		21-Nov		28-Nov	5-Dec	12-Dec	19-Dec	26-Dec	2-Jan	31-Oct	5-Dec	2-Jan	2-Jan
	Net Sales	$126	$133	$122	$119	$142		$147		$164		$309	$243	$283	$318	$273	$117	$500	$1,007	$990	$2,496
Collections & Disbursements
Cash Receipts
1	Sales Receipts	$125	$136	$130	$129	$134		$150		$164		$273	$295	$266	$314	$292	$163	$520	$1,016	$1,035	$2,571
2	Other Receipts	22	8	4	5	5		8		6		6	6	13	15	27	16	38	31	72	141

Total Collections		$147	$144	$134	$134	$139		$158		$170		$279	$300	$280	$328	$319	$180	$558	$1,047	$1,107	$2,712

Operating Disbursements
3	Domestic Merchandise Vendor	$(61)	$(53)	$(56)	$(64)	$(62	) $	(55	) $	(46	) $	(53)	$(43)	$(51)	$(64)	$(50)	$(41)	(235)	(259)	(206)	(700)
4	Import Merchandise Vendor	(22)	(27)	(25)	(21)	(16)		(27)		(26)		(11)	(28)	(27)	(28)	(14)	(9)	(95)	(108)	(78)	(281)
5	Sales, Use, and Other Taxes	(2)	(13)	(6)	(8)	(2)		(16)		(33)		(0)	(1)	(9)	(33)	(21)	(3)	(30)	(52)	(65)	(146)
6	Freight, Duty, and Broker	(8)	(8)	(23)	(9)	(10)		(8)		(28)		(9)	(10)	(8)	(7)	(28)	(8)	(46)	(65)	(51)	(163)
7	Payroll and Benefits	(16)	(41)	(27)	(38)	(18)		(39)		(21)		(24)	(38)	(32)	(35)	(28)	(35)	(121)	(140)	(130)	(392)
8	Occupancy	(5)	(8)	(7)	(13)	(20)		(10)		(12)		(15)	(18)	(8)	(7)	(13)	(4)	(34)	(75)	(32)	(141)
9	Non-Marketing Operating (NFR)	(17)	(15)	(17)	(10)	(9)		(30)		(11)		(12)	(9)	(17)	(23)	(19)	(13)	(58)	(71)	(72)	(201)
10	Marketing	(5)	(13)	(5)	(7)	(7)		(19)		(7)		(5)	(5)	(10)	(10)	(15)	(11)	(31)	(44)	(45)	(120)
11	Other	—	—	—	—	—		—		—		—	—	—	—	—	—	—	—	—	—

Total Operating Disbursements		$(136)	$(178)	$(166)	$(170)	$(144)		$(204)		$(185)		$(130)	$(152)	$(161)	$(207)	$(189)	$(123)	$(649)	$(815)	$(680)	$(2,144)

Non-Operating Disbursements
12	Debt Service and Fees	$(21)	$(1)	$(1)	$(11)	$(15	) $	(1	) $	(1	) $	(1)	$(10)	$(1)	$(1)	$(1)	$(47)	(32)	(27)	(48)	(108)
13	Restructuring Professionals	(5)	(11)	(1)	(7)	(2)		(9)		(1)		(11)	(1)	(4)	(2)	(11)	(1)	(25)	(24)	(18)	(66)
14	Other Non-Operating	(1)	(1)	(1)	(1)	(1)		(1)		(1)		(1)	(1)	(1)	(1)	(1)	(1)	(3)	(4)	(3)	(10)

Total Non-Operating Disbursements		$(26)	$(12)	$(3)	$(18)	$(18)		$(10)		$(3)		$(12)	$(12)	$(6)	$(3)	$(12)	$(49)	$(59)	$(55)	$(69)	$(184)

Net Cash Flow		$(15)	$(46)	$(35)	$(54)	$(23)		$(56)		$(18)		$137	$136	$113	$119	$118	$7	$(150)	$177	$358	$384

Liquidity
Short Term Investments Position
15	Book Cash - Beginning	$875	$860	$814	$779	$725		$702		$646		$628	$765	$901	$1,014	$1,133	$1,251	$875	$725	$901	$875
16	Plus: Net Cash Flow	(15)	(46)	(35)	(54)	(23)		(56)		(18)		137	136	113	119	118	7	(150)	177	358	384
17	Plus: Revolver Draw/(Paydown)	—	—	—	—	—		—		—		—	—	—	—	—	—	—	—	—	—
18	Plus: DIP/Escrow Cash Draw	—	—	—	—	—		—		—		—	—	—	—	—	—	—	—	—	—
19	Plus: Treasury Transfers	—	—	—	—	—		—		—		—	—	—	—	—	—	—	—	—	—

Short Term Investments - Ending		$860	$814	$779	$725	$702		$646		$628		$765	$901	$1,014	$1,133	$1,251	$1,259	$725	$901	$1,259	$1,259

20	DIP/Escrow Cash	$225	$225	$225	$225	$225		$225		$225		$225	$225	$225	$225	$225	$225	$225	$225	$225	$225
21	Prof Fee Carveout Escrow	(66)	(68)	(67)	(62)	(70)		(64)		(71)		(63)	(71)	(68)	(76)	(67)	(75)	(62)	(71)	(75)	(75)
22	Posted ABL Cash Collateral / Cash Collateral L/C	(193)	(209)	(200)	(195)	(181)		(132)		(96)		(84)	(86)	(249)	(332)	(374)	(458)	(195)	(86)	(458)	(458)
23	Funded Reserve Account	(25)	(28)	(28)	(28)	(28)		(28)		(28)		(28)	(28)	(28)	(28)	(28)	(28)	(28)	(28)	(28)	(28)

Total Short Term Investments and Escrowed Funds		$801	$734	$709	$665	$648		$647		$658		$816	$941	$893	$921	$1,007	$922	$665	$941	$922	$922

Intra-Month Minimum		$665	$665	$665	$665	$647		$647		$647		$647	$647	$893	$893	$893	$893	$665	$647	$893	$647
Pre-Petition ABL Borrowing Base and Availability
24	Effective Borrowing Base	$1,305	$1,287	$1,297	$1,303	$1,318		$1,370		$1,410		$1,423	$1,421	$1,244	$1,154	$1,109	$1,018	$1,303	$1,421	$1,018	$1,018
25	Less: Outstanding ABL Draws	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)		(1,263)		(1,263)		(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)
26	Less: Letters of Credit	(137)	(137)	(137)	(137)	(137)		(137)		(137)		(137)	(137)	(137)	(137)	(137)	(137)	(137)	(137)	(137)	(137)

Subtotal		$(95)	$(113)	$(103)	$(97)	$(82)		$(30)		$10		$23	$21	$(156)	$(246)	$(291)	$(382)	$(97)	$21	$(382)	$(382)

27	Less: Pre-Petition Minimum Excess Availability	$(98)	$(97)	$(97)	$(98)	$(99	) $	(103	) $	(106	) $	(107)	$(107)	$(93)	$(87)	$(83)	$(76)	(98)	(107)	(76)	(76)
28	Plus: Posted ABL Cash Collateral	193	209	200	195	181		132		96		84	86	249	332	374	458	195	86	458	458

Total		$—	$—	$—	$—	$—		$—		$—		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Variance Report

(US $MMs)

		1 Week From: 20-Sep to 26-Sep				4 Weeks From: 30-Aug to 26-Sep
Variance Report(1)	Week Beginning Week(s) Ending	Budget 20-Sep 26-Sep	Actual 20-Sep 26-Sep	Budget $	Variance %	Budget 30-Aug 26-Sep	Actual 30-Aug 26-Sep	Budget $	Variance %
	Net Sales	$117.8	$121.7	$3.9	3.3%	$486.5	$512.5	$25.9	5.3%

Collections & Disbursements

Cash Receipts

1	Sales Receipts	$125.6	$139.5	$13.9	11.0%	$517.8	$569.5	$51.7	10.0%
2	Other Receipts	91.1	73.9	(17.1)	-18.8%	94.1	80.6	(13.5)	-14.3%

Total Collections		$216.7	$213.4	$(3.3)	-1.5%	$611.9	$650.2	$38.2	6.2%

Operating Disbursements

3	Domestic Merchandise Vendor	$(42.2)	$(68.6)	$(26.4)	-62.7%	$(218.5)	$(261.2)	$(42.7)	-19.5%
4	Import Merchandise Vendor	(68.7)	(28.6)	40.0	58.3%	(252.5)	(115.7)	136.8	54.2%
5	Sales, Use, and Other Taxes	(19.1)	(12.7)	6.4	33.6%	(40.7)	(36.9)	3.8	9.5%
6	Freight, Duty, and Broker	(22.1)	(14.5)	7.6	34.5%	(47.3)	(31.3)	16.0	33.8%
7	Payroll and Benefits	(17.0)	(20.2)	(3.2)	-19.2%	(135.2)	(105.4)	29.8	22.1%
8	Occupancy	(13.1)	(16.0)	(2.9)	-22.1%	(47.3)	(54.8)	(7.5)	-15.9%
9	Non-Marketing Operating (NFR)	(22.6)	(21.3)	1.3	5.6%	(68.0)	(65.2)	2.8	4.1%
10	Marketing	(3.0)	(6.1)	(3.1)	-105.3%	(18.0)	(22.8)	(4.8)	-26.8%
11	Other	—	(0.1)	(0.1)	0.0%	—	(0.7)	(0.7)	0.0%

Total Operating Disbursements		$(207.7)	$(188.2)	$19.6	9.4%	$(827.5)	$(694.0)	$133.6	16.1%

Non-Operating Disbursements

12	Debt Service and Fees	$(0.5)	$(0.5)	$—	0.0%	$(12.1)	$(2.0)	$10.0	83.2%
13	Restructuring Professionals	(2.7)	—	2.7	100.0%	(17.5)	(4.6)	12.9	73.7%
14	Other Non-Operating	(1.7)	(0.2)	1.5	86.6%	(7.5)	(4.2)	3.3	44.2%

Total Non-Operating Disbursements		$(4.9)	$(0.7)	$4.2	85.1%	$(37.1)	$(10.8)	$26.2	70.8%

Net Cash Flow		$4.1	$24.5	$20.5	505.0%	$(252.7)	$(54.6)	$198.1	78.4%

Notes:

(1)	This variance report reflects measurements against the Third Updated DIP Budget

Variance Report

(US $MMs)

		1 Week From: 27-Sep to 3-Oct				4 Weeks From: 6-Sep to 3-Oct
Variance Report(1)	Week Beginning Week(s) Ending	Budget 27-Sep 3-Oct	Actual 27-Sep 3-Oct	Budget $	Variance %	Budget 6-Sep 3-Oct	Actual 6-Sep 3-Oct	Budget $	Variance %
	Net Sales	$115.4	$136.1	$20.7	18.0%	$480.2	$519.3	$39.1	8.1%

Collections & Disbursements

Cash Receipts

1	Sales Receipts	$123.1	$151.1	$27.9	22.7%	$510.8	$581.5	$70.7	13.8%
2	Other Receipts	0.7	1.8	1.1	155.8%	94.1	80.9	(13.2)	-14.0%

Total Collections		$123.8	$152.9	$29.0	23.4%	$604.9	$662.4	$57.5	9.5%

Operating Disbursements

3	Domestic Merchandise Vendor	$(80.1)	$(68.3)	$11.8	14.7%	$(236.4)	$(272.2)	$(35.9)	-15.2%
4	Import Merchandise Vendor	(45.6)	(29.3)	16.3	35.7%	(233.5)	(117.9)	115.6	49.5%
5	Sales, Use, and Other Taxes	(4.5)	(0.6)	4.0	87.6%	(44.7)	(34.8)	9.9	22.1%
6	Freight, Duty, and Broker	(8.3)	(6.4)	1.9	23.3%	(47.6)	(32.3)	15.3	32.1%
7	Payroll and Benefits	(50.0)	(38.3)	11.6	23.3%	(128.1)	(116.0)	12.0	9.4%
8	Occupancy	(14.9)	(15.6)	(0.7)	-4.5%	(42.8)	(44.7)	(2.0)	-4.6%
9	Non-Marketing Operating (NFR)	(9.7)	(22.5)	(12.8)	-131.2%	(58.4)	(80.2)	(21.8)	-37.4%
10	Marketing	(3.1)	(3.1)	(0.0)	-0.7%	(14.7)	(20.2)	(5.6)	-37.9%
11	Other	—	(0.1)	(0.1)	0.0%	—	(0.6)	(0.6)	0.0%

Total Operating Disbursements		$(216.3)	$(184.2)	$32.1	14.8%	$(806.0)	$(719.1)	$86.9	10.8%

Non-Operating Disbursements

12	Debt Service and Fees	$(29.8)	$(11.2)	$18.6	62.4%	$(31.3)	$(12.8)	$18.6	59.3%
13	Restructuring Professionals	(12.4)	(6.7)	5.8	46.5%	(17.0)	(8.4)	8.6	50.8%
14	Other Non-Operating	(1.7)	(0.5)	1.2	69.5%	(6.9)	(4.7)	2.2	31.6%

Total Non-Operating Disbursements		$(44.0)	$(18.4)	$25.6	58.1%	$(55.2)	$(25.8)	$29.4	53.2%

Net Cash Flow		$(136.4)	$(49.7)	$86.7	63.5%	$(256.4)	$(82.5)	$173.8	67.8%

Notes:

(1)	This variance report reflects measurements against the Third Updated DIP Budget

Covenant Testing

(US $MMs)

			4 Weeks From: 6-Sep to 3-Oct
Variance Report(1)			Budget 6-Sep 3-Oct	Actual 6-Sep 3-Oct	Variance to Budget %	Threshold Test
Cash Flow Tests		Test %
1) Actual Receipts						Test
1	Sales Receipts		$510.8	$581.5
2	Other Receipts		94.1	80.9

Total Receipts		85.0%	$604.9	$662.4	109.5%	Pass

2) Actual Disbs. to Merchandise Vendors						Test
3	Domestic Merchandise Vendor		$(236.4)	$(272.2)
4	Import Merchandise Vendor		(233.5)	(117.9)

Total Merchandise Vendor Disbursements		110.0%	$(469.8)	$(390.1)	83.0%	Pass

3) Actual Disbursements (excl. Pro Fees)
3	Domestic Merchandise Vendor		$(236.4)	$(272.2)
4	Import Merchandise Vendor		(233.5)	(117.9)
5	Sales, Use, and Other Taxes		(44.7)	(34.8)
6	Freight, Duty, and Broker		(47.6)	(32.3)
7	Payroll and Benefits		(128.1)	(116.0)
8	Occupancy		(42.8)	(44.7)
9	Non-Marketing Operating (NFR)		(58.4)	(80.2)
10	Marketing		(14.7)	(20.2)
11	Other		—	(0.6)

Operating Disbursements			$(806.0)	$(719.1)

10	Debt Service and Fees		(31.3)	(12.8)		Test
11	Other Non-Operating		(6.9)	(4.7)

Non-Operating Disbursements			$(38.2)	$(17.5)

Total Disbursements (excl. Pro Fees)		112.5%	$(844.2)	$(736.6)	87.2%	Pass

Notes:

(1)	This variance report reflects measurements against both the Third Updated DIP Budget

Covenant Testing

(US $ MMs)

		Third Updated DIP Budget					Actuals Weekly Build Up
Variance Report(1)		12-Sep	19-Sep	26-Sep	3-Oct	Total	12-Sep	19-Sep	26-Sep	3-Oct	Total
Cash Flow Tests
1) Actual Receipts
1	Sales Receipts	$132.6	$129.5	$125.6	$123.1	$510.8	$149.5	$141.5	$139.5	$151.1	$581.5
2	Other Receipts	1.0	1.3	91.1	0.7	94.1	1.5	3.6	73.9	1.8	80.9

Total Receipts		$133.6	$130.8	$216.7	$123.8	$604.9	$151.1	$145.1	$213.4	$152.9	$662.4

2) Actual Disbs. to Merchandise Vendors
3	Domestic Merchandise Vendor	$(73.7)	$(40.3)	$(42.2)	$(80.1)	$(236.4)	$(56.0)	$(79.3)	$(68.6)	$(68.3)	$(272.2)
4	Import Merchandise Vendor	(58.4)	(60.8)	(68.7)	(45.6)	(233.5)	(32.7)	(27.2)	(28.6)	(29.3)	(117.9)

Total Merchandise Vendor Disbursements		$(132.2)	$(101.1)	$(110.8)	$(125.7)	$(469.8)	$(88.6)	$(106.6)	$(97.2)	$(97.7)	$(390.1)

3) Actual Disbursements (excl. Pro Fees)
3	Domestic Merchandise Vendor	$(73.7)	$(40.3)	$(42.2)	$(80.1)	$(236.4)	$(56.0)	$(79.3)	$(68.6)	$(68.3)	$(272.2)
4	Import Merchandise Vendor	(58.4)	(60.8)	(68.7)	(45.6)	(233.5)	(32.7)	(27.2)	(28.6)	(29.3)	(117.9)
5	Sales, Use, and Other Taxes	(2.5)	(18.5)	(19.1)	(4.5)	(44.7)	(0.9)	(20.7)	(12.7)	(0.6)	(34.8)
6	Freight, Duty, and Broker	(8.0)	(9.2)	(22.1)	(8.3)	(47.6)	(6.5)	(5.0)	(14.5)	(6.4)	(32.3)
7	Payroll and Benefits	(18.2)	(42.9)	(17.0)	(50.0)	(128.1)	(27.1)	(30.5)	(20.2)	(38.3)	(116.0)
8	Occupancy	(7.3)	(7.5)	(13.1)	(14.9)	(42.8)	(6.2)	(7.0)	(16.0)	(15.6)	(44.7)
9	Non-Marketing Operating (NFR)	(15.4)	(10.7)	(22.6)	(9.7)	(58.4)	(18.3)	(18.1)	(21.3)	(22.5)	(80.2)
10	Marketing	(4.9)	(3.7)	(3.0)	(3.1)	(14.7)	(6.4)	(4.6)	(6.1)	(3.1)	(20.2)
11	Other	—	—	—	—	—	(0.1)	(0.4)	(0.1)	(0.1)	(0.6)

Operating Disbursements		$(188.5)	$(193.5)	$(207.7)	$(216.3)	$(806.0)	$(154.1)	$(192.7)	$(188.2)	$(184.2)	$(719.1)

10	Debt Service and Fees	(0.5)	(0.5)	(0.5)	(29.8)	(31.3)	(0.5)	(0.5)	(0.5)	(11.2)	(12.8)
11	Other Non-Operating	(1.7)	(1.7)	(1.7)	(1.7)	(6.9)	(0.1)	(3.8)	(0.2)	(0.5)	(4.7)

Non-Operating Disbursements		$(2.2)	$(2.2)	$(2.2)	$(31.5)	$(38.2)	$(0.6)	$(4.4)	$(0.7)	$(11.7)	$(17.5)

Total Disbursements (excl. Pro Fees)		$(190.8)	$(195.7)	$(209.9)	$(247.8)	$(844.2)	$(154.7)	$(197.1)	$(188.9)	$(195.9)	$(736.6)

Notes:

(1)	This variance report reflects measurements against both the Third Updated DIP Budget

Book Cash Report

(USD $)

		Book Cash Balance
Consolidated Book Cash Accounts		3-Oct-20
Debtor Accounts
1	Short Term Investment	$633,151,678
2	Escrows	17,017,164
3	International (incl. non-Debtors)	19,820,646
4	Store Accounts	3,601,862
5	Other Operating Accounts	266,945,424
6	Other Domestic non-Debtor Accounts	4,841,878
7	Cash on Hand (In Stores)	27,721,852
8	Cash In Transit	18,131,910

Total Holdings and Subsidiaries Book Cash		$991,232,412

	Test Threshold	$50,000,000
	Minimum Required Book Cash	Pass

Fifth Updated DIP Budget — ABL Borrowing Base & Availability as of October 9, 2020 (US $ MMs) Actual Fiscal / Forecast Month Oct F Oct F Oct F Oct F Nov F Nov F Nov F Nov F Nov F Dec F Dec F Dec F Dec F Jan F Jan F Fiscal Week 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 Year FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 Week Ending 10-Oct 17-Oct 24-Oct 31-Oct 7-Nov 14-Nov 21-Nov 28-Nov 5-Dec 12-Dec 19-Dec 26-Dec 2-Jan 9-Jan 16-Jan Availability from Non-PLCC Receivables $                26 $                28 $                30 $                32 $                29 $                26 $                33 $                34 $                38 $                67 $                44 $                55 $                62 $                53 $    24 Availability from Inventory $    1,420 $    1,400 $    1,408 $    1,413 $    1,430 $    1,486 $    1,518 $    1,530 $    1,525 $    1,318 $    1,252 $    1,196 $    1,099 $    980 $ 980 Total Reserves $    (141) $                (141) $                (141) $                (141) $    (141) $    (141) $                (142) $                (142) $                (142) $    (142) $                (142) $                (142) $                (143) $ (143) $(144)    Lower of Calculated BB or Commitment $    1,305 $    1,287 $    1,297 $    1,303 $    1,318 $    1,370 $    1,410 $    1,423 $    1,421 $    1,244 $    1,154 $    1,109 $    1,018 $    890 $ 860 Revolving Commitment                2,350                2,350                 2,350                2,350                 2,350                2,350                2,350
                2,350                 2,350                2,350                2,350                 2,350                2,350    2,350 2,350 Availability 26 Minimum Excess Availability $                (98) $                (97) $                (97) $                (98) $                (99) $                (103) $                (106) $                (107) $                (107) $                (93) $                (87) $                (83) $                (76) $                (67) $    (64) 27 Letters of Credit                (137)                (137)                 (137)                (137)                 (137)                (137)                (137)                 (137)
                (137)                 (137)                (137)                (137)                 (137)                (137)    (137) 28 Borrowings    (1,263)                (1,263)                 (1,263)                (1,263)    (1,263)    (1,263)                 (1,263)                (1,263)
                (1,263)    (1,263)                 (1,263)                (1,263)                 (1,263)    (1,263) (1,263) 29 Required Cash Collateral Posting                193                209                 200                195                 181                132                96                 84                86
                249                 332                374                458                 576    604 ABL Availability $                —$                —$                 —$                —$                 —$                —$                —$                 —$                —$                 —$                —$                —$                 —$                —$                 -

Allocation of Disbursements Report

(US $)

5 Weeks From Week Ending: 08-Aug to 05-Sep
Disbursement Type	Retail	Total
Tradeweave (International Merchandise)	$87,143,657	$87,143,657
Oracle 11i (Domestic Merchandise)	258,738,229	258,738,229
Payroll & Benefits	143,702,157	146,485,379
Oracle R12 (NFR)	169,784,142	175,537,933
Treasury	94,908,364	131,386,428
Other	7,531,346	10,330,906

Total Disbursements	$761,807,895	$809,622,531

Note: Total disbursements of $809.6 million includes $26.2 million of disbursements allocated to encumbered real estate, $18.0 million of disbursements allocated to unencumbered real estate and $3.6 million of disbursements allocated to intellectual property.

ABL Borrowing Base

(As of October 3, 2020)

A.	Available Credit Card Receivables	$28,476,593
B.	Available Inventory	$1,400,294,983
C.	Availability Reserves	$141,369,100
D.	Borrowing Base (A+B-C)	$1,287,402,476
	Lower of:
	Borrowing Base	$1,287,402,476
	Revolving Commitment	$2,350,000,000
E.				$1,287,402,476
	Revolving Credit Outstandings:
	Revolving Loans	$1,262,972,284
	Standby Letters of Credit	$137,035,059
	Commercial Letters of Credit	$0
F.	Total Revolving Credit Outstandings			$1,400,007,343
G.	Facility Availability (E-F)		-$	112,604,867
H.	Minimum Excess Availability (7.5% of E up to $200,000,000)			$96,555,186
I.	Facility Availability After Minimum Excess Availability Covenant (G-H)		-$	209,160,052

Exit Costs Estimate

As of October 1, 2020

(US $ MMs)

Emergence Related Costs(1)	Estimate
Description
May Rent and Lease Assumption Costs	(8.6)
Contract Cures	(47.9)
Secured / Admin / 503(b)(9) Claims	(10.0)
Other Accrued but Unpaid Administrative Expenses(2)	(299.0)
Accrued Fees(3)	(97.7)
Exit Fee DIP	(27.0)
Assumed New ABL Fees	(45.0)
Assumed FILO Fees	(10.9)
Assumed New Term Fees (DIP Take Back)	(5.0)
Accrued Interest (TL, 1L Notes, DIP, ABL)	(31.8)

Total Estimated Emergence Costs	$(582.7)

Notes:

(1)	Excludes payment of non-administrative claims, including DIP facility claims and ABL facility / swap liability claims.
(2)	Includes post-petition merchandise, marketing, CapEx, and NFR A/P as per the Business Plan provided on August 4, 2020.
(3)	Includes debtors’ professionals, DIP lenders’ profesionals, ABL lenders’ professionals, UCC professionals, ad hoc equity committee and other accrued fees (including UST).

Net Working Capital Pro-Forma Adjustments and Cash Flow Comparison

Date: 10/5/2020

	Pro Forma
	September 10/3/2020 Forecast	October 10/31/2020 Forecast	November 12/5/2020 Forecast	December 1/2/2021 Forecast	January 1/30/2021 Forecast
Current Assets	$3,690,257,174	$3,590,839,300	$3,603,538,687	$3,640,246,286	$3,387,766,460
Pro-Forma Current Assets	$2,638,510,158	$2,697,537,237	$2,548,568,075	$2,204,663,063	$2,177,967,077

Current Liabilities	$1,030,709,398	$1,056,517,905	$1,098,752,333	$1,048,025,401	$936,450,639
Pro-Forma Current Liabilities	$921,699,036	$935,300,499	$971,457,514	$940,579,846	$806,604,151

Pro-Forma Net Working Capital	$1,716,811,122	$1,762,236,738	$1,577,110,561	$1,264,083,217	$1,371,362,926

Total Monthly Cash Flow	$(77,879,050)	$(154,480,043)	$167,633,141	$378,013,010	$(225,556,319)

Note: To address perceived delays in the timing of closing the sale of the OpCo assets to Simon Property Group and Brookfield Property Group (collectively, “S-B”) pursuant to that certain non-binding letter of intent, dated as of September 10, 2020 (the “LOI”), among the Company, S-B and the members of an ad hoc group of lenders and noteholders (the “Ad Hoc Group” and, together with S-B, the “Parties”), the Parties have engaged, and are continuing to engage, in discussions regarding revisions to the purchase price adjustments set forth in the LOI. Specifically, in the course of the Parties’ discussions, the Ad Hoc Group has expressed a belief that the closing should have occurred on October 3, 2020 or closer to October 3, 2020 than an early-to-mid November closing. While the LOI does not specify a closing date, S-B has proposed that the purchase price adjustments set forth in the LOI be adjusted and calculated based on the assumption that the closing of the sale of the OpCo assets will occur on October 31, 2020, which, based on the estimates and projections provided by the Company, would result in an increase in cash available to creditors pursuant to the credit bid relative to the current projected early-to-mid-November closing, but less cash available to the creditors than if the sale closed on October 3, 2020. The Ad Hoc Group has instead proposed the creditors would bear 20% of the reduced cash availability resulting from an assumed closing date of October 3, 2020 (as compared to S-B’s proposal to assume a closing on October 31, 2020) and no part of the reduced cash availability resulting from a post-October closing. The Company estimates the reduction in cash available to creditors assuming an October 31, 2020 closing versus an October 3, 2020 closing would be approximately $104 million, with the cash available to creditors assuming an early-to-mid November closing estimated to be lower than that at October 31, 2020 by an amount that the Company has not been able to estimate at this date and that the Parties have not agreed upon at this time. The Parties reserve all of their respective rights with respect to the matters described in this note and in the disclosure herein and may participate in mediation to further discuss.

Business Performance Update Set forth below is a summary of JCP’s business performance through the week ending October 3rd ï,¡ All 844 stores had been reopened as of September 19th, consisting of 690 currently open go-forward locations, 149 currently open non go-forward locations; 5 non-go forward stores have permanently closed following the completion of liquidation sales ï,¡ Enterprise comp sales for September were down 26.5% Opened Stores & Comparable Merchandise Sales Summary (A) Go-Forward Locations (B) Non Go-Forward Locations (C) Closed Locations (A) + (B) + (C) Total Comparable Merchandise Sales Comparable Merchandise Sales Comparable Merchandise Sales Comparable Merchandise Sales Open Stores Current Year Last Year % to LY Current Year Last Year % to LY Current Year Last Year % to LY Current Year Last Year % to LY Total $1,550,831,466 $2,384,974,255 (35%) $315,649,996 $196,295,589 61% $6,280,564 $5,583,429 12% $1,872,762,030 $2,586,853,272 (28%)

Lease Restructuring Savings Summary

	Store Count	FY 2020 Savings	FY 2021 Savings	FY 2022 Savings	FY 2023+ Savings	Total Term Reduction Savings	Total Rent Abatement	Total Rent Deferral	Total Debtor Cure	Total Cure Waiver	Total Cure Deferral	Total Deal Savings (not incl. Cure)
Approved - JCP & Lenders	160	$34,218,238	$25,034,248	$20,828,782	$35,193,209	$0	$16,116,562	$0	$4,378,855	$4,269,675	$0	$115,274,477
Approved by Company	21	$4,805,267	$3,889,760	$3,327,225	$5,204,798	$0	$2,388,646	$0	$628,263	$628,264	$0	$17,227,049
Pending Approval by Company	—	—	—	—	—	—	—	—	—	—	—	—
Negotiations Ongoing	267	—	—	—	—	—	—	—	—	—	—	—
No Deal Possible	0	—	—	—	—	—	—	—	—	—	—	—

TOTALS (Approved & Submitted)	181	$39,023,505	$28,924,008	$24,156,007	$40,398,006	$0	$18,505,209	$0	$5,007,118	$4,897,939	$0	$132,501,526

Forecasted Performance Summary

	Store Count	FY 2020 Sales	FY 2021 Sales	FY 2022 Sales	FY 2020 Unallocated Store Contribution Profit		FY 2021 Unallocated Store Contribution Profit	FY 2022 Unallocated Store Contribution Profit	FY 2020 Unallocated Store Contribution Margin (Mean)	FY 2020 Unallocated Store Contribution Margin (Median)	FY 2021 Unallocated Store Contribution Margin (Mean)	FY 2021 Unallocated Store Contribution Margin (Median)
Approved - Lease Restructuring Approved by Company and Lenders	160	$892,356,637	$1,447,780,749	$1,444,365,692	-$	19,313,632	$119,195,324	$176,220,250	-2.04%	-1.76%	7.79%	8.83%
Approved - Lease Restructuring Approved by Company Only	21	$136,858,782	$227,417,542	$231,896,956	-$	476,362	$22,260,575	$30,770,202	-0.75%	0.22%	9.58%	9.69%

Forecasted Performance with Lease Restructuring Summary

	Store Count	FY 2020 Sales	FY 2021 Sales	FY 2022 Sales	FY 2020 Unallocated Store Contribution Profit	FY 2021 Unallocated Store Contribution Profit	FY 2022 Unallocated Store Contribution Profit	FY 2020 Unallocated Store Contribution Margin (Mean)	FY 2020 Unallocated Store Contribution Margin (Median)	FY 2021 Unallocated Store Contribution Margin (Mean)	FY 2021 Unallocated Store Contribution Margin (Median)
Approved - Lease Restructuring Approved by Company and Lenders	160	$892,356,637	$1,447,780,749	$1,444,365,692	$14,904,606	$144,229,572	$197,049,032	1.92%	2.00%	10.51%	10.27%
Approved - Lease Restructuring Approved by Company Only	21	$136,858,782	$227,417,542	$231,896,956	$4,328,905	$26,150,335	$34,097,427	3.05%	2.75%	11.56%	11.45%

Note: Tables above reflect information as of October 6, 2020

SUMMARY - LEASE RESTRUCTURINGS APPROVED BY COMPANY AND LENDERS

(AS OF OCTOBER 6, 2020)

Total Rent by Lease Expiration Date ($ in millions)

# of Stores
2020
0.5
0.7
2
2021
3.9
6.3
20
2022
13.3
19.5
43
2023
6.0
7.8
21
2024
5.5
10.1
17
2025
7.5
12.9
28
2026
2.8
4.4
11
2027
2.9
4.7
6
2028
1.8
3.4
6
2029
0.4
0.5
1
2030
--
2031
0.5
0.7
1
2032
0.1
0.5
1
2033
--
2034
0.4
0.7
1
2035
--
2036
0.3
0.4
1
2037
0.7
1.0
1
160
$--
$5.0
$10.0
$15.0
$20.0
$25.0
Contract Base Rent
Contract Gross Rent

SUMMARY - LEASE RESTRUCTURINGS APPROVED BY COMPANY AND LENDERS

(AS OF OCTOBER 6, 2020)

(1)	Final Control Date represents exercise of all available extension options.

SUMMARY - LEASE RESTRUCTURINGS APPROVED BY COMPANY ONLY

(AS OF OCTOBER 6, 2020)

Total Rent by Lease Expiration Date ($ in millions)

# of Stores
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
0.7
1.6
1.6
2.2
1.5
2.0
1.1
1.4
1.0
1.5
0.1
0.4
0.2
0.4
--
--
4
4
4
4
3
1
1
--
--
--
--
--
--
--
--
--
21
$--
$0.5
$1.0
$1.5
$2.0
$2.5
Contract Base Rent
Contract Gross Rent

SUMMARY - LEASE RESTRUCTURINGS APPROVED BY COMPANY ONLY

(AS OF OCTOBER 6, 2020)

(1)	Final Control Date represents exercise of all available extension options.

CONFIDENTIAL

SUBJECT TO FRE 408

FOR DISCUSSION PURPOSES ONLY /

SUBJECT TO MATERIAL CHANGE

Project Jewel
First Lien Minority Group Proposed Transaction

September 23, 2020

CONFIDENTIAL

SUBJECT TO FRE 408

FOR DISCUSSION PURPOSES ONLY /

SUBJECT TO MATERIAL CHANGE

Proposed Transaction Structure

OVERVIEW

•	Step 1: Simon / Brookfield to acquire OpCo assets from the Debtors

•	Proceeds from OpCo sale to be paid to the Debtors and ultimately distributed to creditors of the Debtors’ estates pursuant to a Chapter 11 plan (the “Plan”)

•	Simon / Brookfield LOI contemplates (a) $500mm of Take Back 1L Debt, (b) a $300mm cash equity contribution (subject to a working capital adjustment) and (c) a potential earnout

•	Step 2[1]: Bidder formed by the members of the First Lien Minority Group to acquire PropCo from the Debtors for $1.0bn in cash

•	Proceeds from PropCo sale used to repay DIP Facility with excess proceeds to be distributed under the Plan

•	Any proceeds from LiquidationCo (or liquidation trust interests) to be distributed to the creditors of the Debtors’ estates pursuant to the Plan

1.	Step 2 occurs contemporaneously with Step 1

[1]

CONFIDENTIAL

SUBJECT TO FRE 408

FOR DISCUSSION PURPOSES ONLY /

SUBJECT TO MATERIAL CHANGE

Summary Term Sheet

BIDDER	• An entity to be formed by the members of the First Lien Minority Group

BID

•   Bidder will acquire all of the equity interests of PropCo, which will own the 160 owned and ground-leased store properties (“Store Properties”) and six distribution center properties (“DC Properties”) as contemplated in the DIP Lender Group’s credit bid term sheet, for $1.0bn in cash

•   PropCo will also own all fixtures, equipment and other goods (other than inventory) contained within such properties (and any tort claims, insurance proceeds and general intangibles directly related to such properties)

MASTER LEASE AGREEMENTS

•   Consummation of PropCo acquisition will be conditioned on consummation of the sale of OpCo assets to OpCo Buyer as contemplated by the Simon / Brookfield LOI

•   PropCo will lease the Store and DC Properties to OpCo Buyer pursuant to master leases on the terms included in the Simon / Brookfield LOI

EXCLUDED ENTITIES	• OpCo • LiquidationCo

DEFINITIVE AGREEMENTS	• Consistent with terms outlined in the DIP Lender Group’s credit bid and APA term sheets (as applicable to PropCo)

[2]

CONFIDENTIAL

SUBJECT TO FRE 408

FOR DISCUSSION PURPOSES ONLY /

SUBJECT TO MATERIAL CHANGE

Transaction Recoveries Analysis

First Lien Minority Lender Group Proposal

	Distributable
($ in millions)	Value
Cash to Lenders (post-OpCo Sale)	$300
OpCo Sale Take Back 1L Debt	500
PropCo Sale Cash	1,000
LiquidationCo	[TBD	]

Total	$1,800

	Claims	% of Class	Recovery	% Recovery
DIP Facility
DIP Lender Group	$844	93.8%	$844	100.0%
Minority Lender Group	56	6.2%	56	100.0%

Total	$900	100.0%	$900	100.0%

Distributable Value Remaining			$900

1L Debt
DIP Lender Group	$1,177	74.9%	$674	57.3%
Minority Lender Group	304	19.4%	174	57.3%
Other 1L Lenders	90	5.7%	52	57.3%

Total	$1,571	100.0%	$900	57.3%

Note:	Based on disclosed First Lien Minority Group holdings as of 9/18/20

[3]

CONFIDENTIAL

SUBJECT TO FRE 408

FOR DISCUSSION PURPOSES ONLY /

SUBJECT TO MATERIAL CHANGE

Disclaimer

This presentation has been prepared by Moelis & Company LLC (“Moelis”) for the members of the ad hoc group of First Lien Term Loans and First Lien Notes (the “Ad Hoc Group”) of J.C. Penney Company, Inc. (the “Company”) represented by Akin Gump Strauss Hauer & Feld LLP in connection with a discussion regarding the matters described herein based on information provided by the Company and publicly available information. Moelis has not assumed any responsibility for independently verifying the information herein, Moelis makes no representation or warranty as to the accuracy, completeness or reasonableness of the information herein and Moelis disclaims any liability with respect to the information herein. In this presentation, Moelis has used certain projections, forecasts or other forward-looking statements with respect to the Company and/or other parties which were provided to Moelis by the Company, such other parties and/or is publicly available and which Moelis has assumed were prepared based on the best available estimates and judgments of the preparer as to the future performance of the Company and/or such other parties. This presentation speaks only as of its date and Moelis assumes no obligation to update it or to advise any person that its conclusions or advice has changed.

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This presentation is confidential and may not be disclosed to any other person or relied upon without the prior written consent of Moelis.

[4]